CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, unless otherwise specified	3 Months Ended		192 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012
Net loss	$ (10,151)	$ (8,408)	$ (217,120)
Other comprehensive loss
Foreign currency translation adjustment loss	(40)	(20)	(190)
Total comprehensive loss	$ (10,151)	$ (8,428)	$ (217,310)